AEGION

Stronger. Safer. Infrastructure.

Spring 2020 Investor Book

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on March 2, 2020, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

About Non-GAAP Financial Measures

Aegion has presented certain information in this presentation excluding certain items that impacted income, expense and earnings per share. Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

References to adjusted results for the periods referenced herein exclude charges in the respective periods, if applicable, related to the Company's restructuring activities, goodwill and definite-lived intangible asset impairment, acquisition and divestiture-related activities, impairment of assets held for sale, project warranty accruals, a change in accounting estimates, litigation or acquisition-related settlements, reversal of contingency reserves, credit facility amendment fees, reserves for disputed or long-dated accounts receivable and impacts related to the Tax Cuts and Jobs Act.

AEGION PROTECTS, REHABILITATES AND MAINTAINS CRITICAL PIPELINE INFRASTRUCTURE AROUND THE WORLD

1 Industry leader offering **market-driven solutions** through **integrated manufacturing and engineering** expertise and **technological differentiation**

2 Positioned in markets with **favorable scale** and **earnings profiles** and **long-term trajectory for growth** based on critical needs related to aging infrastructure

3 **Focused strategy** to leverage our leading positions to **grow market share** through innovation and new product offerings, driving **increased stockholder value**

Aegion Is Differentiated from Peers Due to Multiple Key Strengths

AEGION



ENERGY SERVICES
CORROSION PROTECTION
INFRASTRUCTURE SOLUTIONS
RECOGNIZED MARKET LEADERSHIP
ENGINEERING, TECHNOLOGY & INNOVATION
VERTICAL INTEGRATION
STRONG CASH FLOWS

Strong Portfolio of Market Leading Brands
Serving Three Core Markets

AEGION

INFRASTRUCTURE SOLUTIONS	CORROSION PROTECTION	ENERGY SERVICES
***$591 million** (2019 revenues)*	***$295 million** (2019 revenues)*	***$328 million** (2019 revenues)*
 		
Primarily serves **MUNICIPAL WATER & WASTEWATER MARKETS** through trenchless pipe rehabilitation solutions	Primarily serves **MIDSTREAM OIL & GAS PIPELINE MARKETS** through corrosion prevention and management	Primarily serves **WEST COAST REFINERY MARKET** through industrial facility maintenance offerings

Insituform · MTC · corrpro · BRINDERSON

FIBRWRAP · FYFE · united · COATING SERVICES · AllSafe · SCHULTZ

Underground Solutions · P2S · ServTech

Streamlined and Focused with Strong Market Positioning Following Multi-Year Restructuring

AEGION

EXITED **22** COUNTRIES	CLOSED **60** LEGAL ENTITIES	SHED **~$16m** IN INT'L OPERATING LOSSES*	SHED **~$300m** IN VOLATILE OR UNPROFITABLE REVENUES
✔ *~85% of revenues generated from North America*	✔ *~85% of revenues generated from existing infrastructure*	✔ *Reduced upstream exposure to <10% of revenues*	✔ *Market leading brands and scale in all segments*

*Exited international businesses generated adjusted operating losses of ~$16 million over the 2014 – 2019 timeframe. See disclosure on slide 1 with respect to the use of adjusted (non-GAAP) financial measures

Stable Growth in Core Businesses Despite Shedding More Than $300 Million in Revenues

AEGION

Aegion Consolidated Revenues



$1.3B
$1.2B
15%
Growth
in Remaining
Core Revenues;
3% CAGR
2014
2019
Exited Fyfe North America Contracting
Exited Int'l Contracting Activities
Exited Upstream Exposure
Remaining Core Revenues

Aegion Revenue Mix



2014
Downstream
16%
Municipal Water & Wastewater & Other
48%
Midstream
19%
Upstream
17%
2019
26%
Downstream
Municipal Water & Wastewater & Other
53%
Midstream
12%
Upstream
8%

Significant reduction in more volatile North America upstream exposure

Infrastructure Solutions Segment Poised to Benefit from Expanded Offering of Trenchless Solutions

AEGION

Market Dynamics

- North America municipal water and wastewater markets ~$1.0 - $1.2 billion each
- Aging infrastructure drives significant long-term demand that will outpace funding
- Municipal funding remains healthy, driving low- to mid-single digit annual growth expectations
- Trenchless rehabilitation is predominant method for wastewater market while 'dig and replace' is currently more accepted for water/pressure pipe market

Aegion Strengths

- Aegion pioneered cured-in-place pipe (CIPP) in 1970s and is the North America market leader today with 35 – 40% market share
- Broad portfolio of market-leading rehabilitation offerings
- Vertical integration drives significant value chain benefits
- Significant size & scale advantages

Growth Catalysts

- Expansion of linings capabilities to serve ever changing market needs; Currently offering 13 linings technologies
- Global third-party product sales through U.S. and European manufacturing footprint
- Technological differentiation could significantly expand market potential in both water and wastewater markets

Corrosion Protection Segment Growing through Margin Expansion and Technological Differentiation

AEGION

Market Dynamics

- North America cathodic protection services addressable market of >$1 billion, growing annually in mid-single digit range
- Increased regulations expanding corrosion monitoring requirements and require more stringent reporting
- Stability in upstream markets benefiting linings and coatings businesses, with significant development potential in Middle East

Aegion Strengths

- Leading North America provider of cathodic protection services, with geographic scale and on-site responsiveness
- Strong partnership with top midstream players to drive data management and analytics technologies
- Linings and coatings businesses have low capital intensity, good operating leverage and strong global project mobilization

Growth Catalysts

- Differentiating cathodic protection portfolio through technology-based services and analytics built around engineering expertise
- Margin expansion through productivity initiatives, exit of low return businesses and optimization of global overhead structure
- International growth opportunities in the Middle East should provide upside to linings and coatings businesses

Energy Services Platform Offers Stable Recurring Revenue Profile and Strong Cash Conversion

AEGION

Market Dynamics

- Serves largely downstream West Coast refinery market
- California ranks 3rd and Washington 5th in U.S. oil refining capacity
- West Coast oil refinery utilization is over 90 percent
- Aging infrastructure and significant need for safe and reliable maintenance, construction and turnaround services

Aegion Strengths

- Aegion is the lead third-party maintenance provider in the West Coast refinery market, driving multi-year recurring revenue streams
- Excellent safety record
- Seamless completion of labor transitions at all refineries, converting more than 800 employees to trade unions

Growth Catalysts

- Continued geographic expansion into Rocky Mountain region; Successfully signed new long-term agreement with major Salt Lake City refinery operator in January 2020
- Efforts underway to expand specialty service offerings in safety, turnaround support and small cap construction

Strengthening Core Offerings through Continued Investment in Innovation

AEGION

Organic Investments Starting to Be Commercialized

Mechanical Service Reinstatement
(Insituform)

UV Cure Felt Liner
(Insituform)

Asset Integrity Management
(Corrpro)

Laser Weld Profiling Tool
(Coating Services)

Aegion Average Annual R&D Spending


2009 - 2015
2016 - 2018
2019

Annual spending levels 2016 – 2018 more than doubled 2009 – 2015 timeframe. 2019 spending up 15% over 2018 levels.

- Focus on M&A during 2009 – 2015 timeframe stalled Aegion innovation efforts
- Increased investments in R&D since 2016 are starting to pay off and are expected to be accretive to financial results in 2020
- Continue successes through investment and utilization of:
  - ✓ 3rd-party labs
  - ✓ R&D incubators
  - ✓ University partnerships

Lateral Reinstatement Technology to Broaden Pressure Pipe Capabilities







- Ensuring a cost-effective, leak-free lateral seal has been the weak point in commercially available small-diameter pressure pipe trenchless rehabilitation for decades
- Aegion's lateral reinstatement technology represents a major advancement of the techniques used to reinstate services after lining with a mechanical seal, offering multiple benefits:

✓	✓	✓	✓
Increased accuracy	Productivity	Equipment Reliability	Maintain industry-leading quality

Driving Technical Differentiation in Wastewater Rehabilitation with UV Cure Felt Liner

AEGION

UV Cure Felt Liner offering combines the benefits of UV cure technology with Aegion's proven manufacturing capabilities

- 20 – 30% more cost effective than UV glass
- Reduced emissions and water usage
- Reduced project footprint
- Real-time cure monitoring during installation







~10% of North America wastewater CIPP market uses UV glass today

Estimated North America market size for UV glass installation

~$100 MILLION

Addressable target market for small-diameter installation

~$60 MILLION

Source: Aegion internal analytics.

Asset Integrity Management is a Vehicle to Expand Cathodic Protection Services with Top Customers

AEGION


LIVELINE™
REAL-TIME MONITORING
Keep in touch with mission-critical metrics.
LEARN MORE
FIELDLINE™
SURVEY DATA
Get field data and collection locations, updated daily.
LEARN MORE
CHARGELINE™
AC INTERFERENCE
Assess potential for AC interference on your pipeline.
LEARN MORE
TOTAL ASSET AWARENESS
Protect the integrity of your assets with Aegion's asset integrity apps. These focused web applications help you stay on top of asset status, make stronger decisions, plan more efficiently and stay responsive.

Our goal is to help customers optimize their pipeline integrity budget while complying with regulations that require data to be ***"traceable, verifiable and complete"***

Time is of the essence

Information we provide to our customers has a time sensitive value. The value is highest when they can use it to optimize current year spend for integrity budget.

Visually represent data

Evolve our data delivery to allow customers to work directly in a GIS-based system, rather than tabular data formats.

Value of integration

Customers want a digital platform that allows the integration of internal and external corrosion data to drive efficient identification of anomalies.

Drive action

Customers are on the clock to maximize their level of safe operations and regulatory compliance. Products like Scanline® open new doors in making this happen.

Laser Weld Profiling Tool Provides Further Differentiation in Coating Services Offering

AEGION

Tool analyzes and predicts weld 'coatability' and is intended to increase coating reliability



Select Scan
Remove Edges
Filter Noise
Centre Correction
Smooth Profiles
Mid Detection
Edges Detection
Tangents Detection
Review
Report Generation
Continue Detection
Selected Views
3D Tools
Exageration
Filter Detection
3D Mid View
0
1004
227
mm
173.4
deg

- Currently piloting proprietary weld profiling tools with major Middle East operator on onshore projects
- Clients have indicated desire to incorporate this technology into their specification
- Partnering with technology provider to accelerate development

Significant Pipeline of Middle East Opportunities for Industrial Linings & Coatings Businesses

- Aegion has been operating safely in the Middle East for more than a decade
- Saudi Aramco is committed to "Maintain Potential" programs, driving **$20 - $30 BILLION** of major development projects
- Aegion teams deliver highly mobile offerings with strong returns and low capital intensity

Coatings Strength

- ✓ Strong market position for application of robotic coatings offshore
- ✓ Multiple unit rate contracts for all major onshore EPC companies
- ✓ Successful completion of large 2018 coating projects bolster position in the region
- ✓ Pursuing further technology differentiation with laser weld profiling tools

Linings Strength

- ✓ Strong position in region based on a successful 10-year history with key customers
- ✓ Over 500 km of major pipeline replacements planned over next several years, specifying HDPE liner for internal protection
- ✓ Expanding offering with rotolining for fittings to offer more comprehensive solution



Source: Aegion internal analytics.

Deploying Strong Cash Flows Toward Balanced Capital Allocation Approach

AEGION


Capital Expenditures
Debt Repayments
Share Repurchases
M&A
Restructuring
2017
9%
8%
29%
$107M
Spend
35%
18%
2018
13%
8%
27%
$113M
Spend
23%
29%
2019
13%
27%
27%
$107M
Spend
33%

Overall 3-Year Spend: $327M

CapEx	$90M	*28%*
Debt	$88M	*27%*
Stock	$93M	*28%*
M&A	$18M	*5%*
Restructuring	$38M	*12%*

FUTURE FREE CASH FLOW PRIORITIES:

- Allocate freed up restructuring spend toward growth
- More balanced approach of capex, debt and stock, with potential for select M&A

Targeting Significant Earnings Expansion in 2020 Following Solid 2019 Results

2020 KEY FOCUS AREAS

- Maintain market share in North America wastewater market and successfully commercialize new product offerings
- Strong execution on international project opportunities for United Pipeline Systems and Coating Services businesses
- Drive significant profitability improvement in North America Corrpro business and focus on higher value service offerings
- Advance expansion efforts in Energy Services business into new geographies and leverage performance to grow specialty service offerings
- Pursue opportunities to scale smaller, more niche businesses to drive top-line growth and improved operating leverage







Aegion Investment Offers Multiple Growth Catalysts to Drive Long-Term Stockholder Value

AEGION

LONG-TERM FINANCIAL TARGETS

REVENUE GROWTH

Low- to Mid- Single Digit Growth in Core Markets

EPS GROWTH

Double-Digit Annual Growth Driven by Top-Line Increases and Margin Expansion

CASH FLOWS

Operating Cash Flows >2x Net Income
Free Cash Flows >1x Net Income

ROIC

Targeting Returns > Cost of Capital ~10%

1. *Margin improvement initiatives in stable-growth North America businesses*
2. *Renewed technology focus and differentiation*
3. *Significant Middle East development opportunities*
4. *Strong balance sheet to support investments with ability to flex based on market opportunities*

AEGION

Stronger. Safer. Infrastructure.

Spring 2020 Investor Book